Municipal
                                   High Income
                                    Fund Inc.

                               [GRAPHIC OMITTED]

                                                                      Annual
                                                                      Report

                                                                      [CLIP ART]

                                                                      October
                                                                      31, 1998

===================================[CLIP ART]===================================

                         Municipal High Income Fund Inc.

Dear Shareholder:

      We are pleased to provide the annual report for the Municipal High Income Fund Inc. ("Fund") for the year ended October 31, 1998. During the one-year period covered by this report, the Fund paid income dividends totaling $0.62. The table below shows the annualized distribution rates and twelve-month total returns based on the Fund's October 31, 1998 net asset value ("NAV") and its New York Stock Exchange ("NYSE") closing price.

            Price                      Annualized                   Twelve-Month
          Per Share                   Distribution                  Total Return
         -----------                 --------------                  -----------
         $9.77 (NAV)                      6.26%                         6.75%
         $10.125 (NYSE)                   6.04%                         9.34%

      In comparison, its Lipper Analytical Services, Inc. ("Lipper") peer group had an average of 7.27% for the same period. (Lipper is a major fund tracking organization.)

Market and Economic Overview

      With stock market volatility on the rise and anxiety about the global economy increasing in early fall, the Federal Reserve Board ("Fed") changed its monetary policy from one of vigilance against inflation to one of combating deflation. (Deflation is when prices actually fall. Deflation should not be confused with disinflation. Disinflation is the slowing down of the rate at which prices increase.) The Federal Open Market Committee, the committee that sets interest rates and credit policies for the Federal Reserve System, lowered the federal-funds rate 25 basis points on September 29, 1998. (A basis point is a means of expressing yield as a percentage. Each basis point is 1/100 of 1%. The federal-funds rate is an overnight bank lending rate that is a benchmark for other short-term interest rates.) On October 15, 1998, the Fed took the unexpected action of cutting the federal-funds rate again by another 25 basis points. This second Fed rate cut came as a surprise to many investment professionals.*

      The changes in the capital markets after the Fed's latest interest rate cut have been significant. The prices of many U.S. stocks have gone up and liquidity in many sectors of the bond market has improved dramatically. As investors turned away from U.S. Treasuries, which are the most liquid and least risky of all bonds, their yields went back up sharply. For example, the yield on the 30-year Treasury increased by more than 65 basis points from October 5, 1998

----------
* The Fed reduced the federal-funds rate for the third time in seven weeks on November 17, 1998, after this letter was written.


                                       1
================================================================================

===================================[CLIP ART]===================================

through November 6, 1998. And just as other types of bonds had underperformed as U.S. Treasury rates declined, they outperformed as Treasury rates rebounded. Moreover, the bond market has weakened in recent weeks due to unsold dealer positions and ongoing U.S. Treasury bond auctions. Both the tax-exempt and corporate bond markets are also facing the same challenges such as heavy supply and high dealer inventories.

Investment Strategy

      The Fund's investment objective is to provide high levels of tax-exempt current income. In pursuit of this objective, the Fund remains broadly diversified across a number of investment sectors that we believe offer high yield potential as well as relative price stability.

      As of October 31, 1998, roughly 43% of the Fund's holdings were rated investment grade. (Investment-grade bonds are those rated in one of the four highest ratings categories by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.) The Fund's largest holdings were in industrial development revenue bonds (22.5%), hospital bonds (18.9%) and transportation bonds (13.9%).

Municipal Bond Market Outlook

      The municipal bond market has continued to benefit from the U.S. economy's persistent strength. However, the volume of new municipal issues remains heavy as attractive low interest rates continue to provide an incentive for state and local governments to refinance older, high interest rate debt.

      On the other hand, demand for tax-exempt income remains modest. Given this strong supply and modest demand, it is not surprising that municipal bonds are inexpensive by historical standards. At current yield levels, we believe municipal bonds are attractive.

      With respect to the recent November elections, potential municipal bond issuance of more than $25 billion was approved by voters nationwide, specifically new issues for schools, transportation, parks and open spaces. Yet we are not alarmed by this new supply in the market because it will be spread out over a period of years.

      Going forward, we are optimistic about the attractiveness of the tax-exempt bond market. We expect that the Fed will lower interest rates at least one more time in 1998, and if the U.S. economy remains sluggish, we believe that the Fed will lower rates again in the first half of 1999. We expect a moderately expanding U.S. economy while the Fed continues to monitor the U.S. economy closely for signs of either inflationary or deflationary pressures.


                                       2
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

===================================[CLIP ART]===================================

      In closing, we thank you for your investment in the Municipal High Income Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                            /s/ Lawrence T. McDermott

Heath B. McLendon                                Lawrence T. McDermott
Chairman                                         Vice President and
                                                 Investment Officer

November 13, 1998


                                       3
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

===================================[CLIP ART]===================================

--------------------------------------------------------------------------------
Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 25. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group, Inc. at (800) 331-1710.

--------------------------------------------------------------------------------


                                       4
================================================================================

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                         Schedule of Investments
                                                                October 31, 1998
================================================================================

 Face
Amount            Rating                           Security                                            Value
================================================================================================================
Alabama--3.8%
   $     230,000   Aaa*     Alabama HFA, Single-Family Mortgage Revenue,
                               10.500% due 12/1/02 ............................................    $     244,375
       1,000,000   Baa3*    Alabama State IDA, Solid Waste Disposal,
                               6.450% due 12/1/23 (b) .........................................        1,077,500
       4,000,000   BBB-     Butler, AL IDR, Waste Disposal, 8.000% due 9/1/28 (b)(c) ..........        4,595,000
       1,000,000   CCC      Mobile, AL IDR, 6.950% due 1/1/20 .................................          530,000
       1,000,000   NR       West Jefferson, AL Amusement & Public Park Authority
                               Revenue, (Visionland Project), 8.000% due 12/1/26 ..............        1,070,000
                                                                                                   -------------
                                                                                                       7,516,875
                                                                                                   -------------
Arizona--2.3%
                            Coconino County, AZ PCR, Nevada Power Co.:
       1,000,000   BBB-        Series B, 5.800% due 11/1/32 (b) ...............................        1,018,750
       1,500,000   BBB++       Series E, 5.350% due 10/1/22 ...................................        1,500,000
       2,000,000   BBB-     Gila County, AZ IDA Revenue, ASARCO Inc.,
                               5.550% due 1/1/27 ..............................................        2,012,500
                                                                                                   -------------
                                                                                                       4,531,250
                                                                                                   -------------
California--1.0%
       2,000,000   NR       Los Angeles County, CA Regional Airport Authority,
                               Continental Airlines, Inc., 9.000% due 8/1/17 (b)(c) ...........        2,060,640
                                                                                                   -------------
Colorado--2.5%
       2,000,000   NR       Colorado Health Facilities Authority Revenue,
                               (Beth Israel at Shalom Park Project),
                               7.250% due 12/15/25 ............................................        2,092,500
                            Denver, CO Airport, Series A:
       1,505,000   BBB+        8.500% due 11/15/23 (b) ........................................        1,647,975
       1,175,000   BBB+        8.000% due 11/15/25 (b) ........................................        1,291,031
                                                                                                   -------------
                                                                                                       5,031,506
                                                                                                   -------------
Connecticut--1.7%
                            Connecticut State Development Authority:
       1,735,000   NR          Aquarium Project Revenue, Mystic Marinelife Aquarium,
                                 7.000% due 12/1/27 ...........................................        1,854,281
       1,500,000   NR          Health Care Revenue, Series B, 8.000% due 7/1/17 ...............        1,635,000
                                                                                                   -------------
                                                                                                       3,489,281
                                                                                                   -------------
Florida--2.6%
         875,000   NR       Homestead, FL IDR, (Project A), 7.950% due 11/1/18 ................          942,812
       1,970,000   NR       Jacksonville, FL Health Facilities Authority Revenue,
                               9.125% due 10/15/19 ............................................        2,021,929
       2,000,000   BBB-     Martin County, FL IDR, (Indiantown Cogeneration Project A),
                               7.875% due 12/15/25 (b) ........................................        2,307,500
                                                                                                   -------------
                                                                                                       5,272,241
                                                                                                   -------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (Continued)
                                                                October 31, 1998
================================================================================

 Face
Amount            Rating                           Security                                            Value
================================================================================================================
Georgia--2.1%
   $   3,000,000   NR       Forsyth County, GA Hospital Authority Revenue, (Baptist
                               Health Care System Project), 6.375% due 10/1/28 ................    $   2,970,000
       1,000,000   NR       Walton County, GA IDA, (Walton Project),
                               8.500% due 9/1/07 ..............................................        1,141,250
                                                                                                   -------------
                                                                                                       4,111,250
                                                                                                   -------------
Illinois--3.6%
       6,750,000   AAA         Chicago, IL Board of Education, (School
                               Reform Project), Series B-1, FGIC-Insured, zero
                               coupon bond to yield
                               5.220% due 12/1/31 .............................................        1,231,875
       2,500,000   BB       East Chicago, IL IDA Revenue, (Inland Steel Co., Project 10),
                               6.800% due 6/1/13 ..............................................        2,603,125
       1,500,000   A+       Illinois Housing Development Authority, Series 5,
                               6.750% due 9/1/23 ..............................................        1,635,000
         730,000   NR       Loves Park, IL First Mortgage Revenue, (Hoosier Care Project),
                               Series A, 9.750% due 8/1/19 ....................................          765,850
         955,000   NR       Sterling, IL First Mortgage Revenue, (Hoosier Care Project),
                               Series A, 9.750% due 8/1/19 ....................................          998,844
                                                                                                   -------------
                                                                                                       7,234,694
                                                                                                   -------------
Indiana--4.2%
       1,000,000   B+       Indiana State Development Finance Authority, PCR,
                               (Inland Steel Co., Project No. 13),
                               7.250% due 11/1/11 (b) .........................................        1,080,000
       2,000,000   BBB-     Indiana State Environmental Development Finance Authority,
                               (USX Corp. Project), 6.250% due 7/15/30 ........................        2,155,000
       4,750,000   Baa2*    Indianapolis, IN Airport Authority, United Airlines,
                               6.500% due 11/15/31 (b)(c) .....................................        5,106,250
                                                                                                   -------------
                                                                                                       8,341,250
                                                                                                   -------------
Kentucky--2.0%
       1,230,000   NR       Jefferson County, KY Health Facilities Authority, Dates
                               Beverly Enterprises, 10.125% due 5/1/08 ........................        1,291,709
       1,500,000   BBB-     Kenton County, KY Airport Board, (Delta Airlines Project),
                               7.500% due 2/1/20 (b) ..........................................        1,640,625
       1,000,000   A        Pendleton County, KY Multi-Lease Revenue, Series A,
                               6.500% due 3/1/19 ..............................................        1,092,500
                                                                                                   -------------
                                                                                                       4,024,834
                                                                                                   -------------
Louisiana--5.1%
       1,200,000   A3*      Lake Charles, LA Harbor & Terminal District Port Facilities
                               Revenue, (Trunkline LNG Co. Project),
                               7.750% due 8/15/22 .............................................        1,368,000
                            Port New Orleans, LA IDR:
                               Avondale Industries, Inc. Project:
       1,600,000   NR            8.250% due 6/1/04 ............................................        1,804,000
       3,000,000   NR            8.500% due 6/1/14 ............................................        3,446,250

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (Continued)
                                                                October 31, 1998
================================================================================

 Face
Amount            Rating                           Security                                            Value
================================================================================================================
Louisiana--5.1% (continued)
   $   1,000,000   B+          Continental Grain Co. Project, 7.500% due 7/1/13 (c) ...........    $   1,065,000
       2,400,000   BB+      West Feliciana Parish, LA PCR, 8.000% due 12/1/24 .................        2,536,464
                                                                                                   -------------
                                                                                                      10,219,714
                                                                                                   -------------
Maine--0.1%
                            Maine State Housing Authority Mortgage Purchases:
          65,000   AA          Series C-2, 7.000% due 11/15/32 (b) ............................           70,037
          20,000   AA          Series D-1, 8.300% due 11/15/28 (b) ............................           20,405
                                                                                                   -------------
                                                                                                          90,442
                                                                                                   -------------
Massachusetts--6.4%
                            Commonwealth of Massachusetts Industrial Finance Agency,
                               (S.E. Mass Project):
       1,700,000   NR            Series A, 9.000% due 7/1/15 ..................................        1,899,750
       5,895,000   NR            Series B, 9.250% due 7/1/15 (b)(c) ...........................        6,609,769
                            Massachusetts State Industrial Finance Agency:
       2,000,000   NR          Assisted Living Facility Revenue, (Marina Bay LLC Project),
                                 7.500% due 12/1/27 (b) .......................................        2,075,000
       2,250,000   NR          Chestnut Knoll Project, Series A, 5.500% due 2/15/18 ...........        2,185,313
                                                                                                   -------------
                                                                                                      12,769,832
                                                                                                   -------------
Michigan--3.4%
       2,000,000   BB-      Detroit, MI Local Development Finance Authority, Series A,
                               5.500% due 5/1/21 ..............................................        1,972,500
       2,000,000   Ba3*     Garden City, MI Hospital Finance Authority, Hospital
                               Revenue, Garden City Hospital Obligation, Group A,
                               5.625% due 9/1/10 ..............................................        1,990,000
       2,000,000   NR       Michigan State Strategic Fund, Resource Recovery Limited
                               Obligation Revenue, Central Wayne Energy Recovery,
                               Series A, 6.900% due 7/1/19 (b) ................................        2,027,500
         695,000   BBB+     Western Townships, MI Utility Revenue, Sewage System,
                               (Subject to Crossover Refunding 11/1/99 @ 102),
                               8.300% due 1/1/19 ..............................................          712,667
                                                                                                   -------------
                                                                                                       6,702,667
                                                                                                   -------------
Minnesota--1.0%
       1,795,000   AA+      Minnesota HFA, Single-Family, Series H, 6.700% due 1/1/18 .........        1,934,113
                                                                                                   -------------
Mississippi--3.5%
       3,300,000   Ba1*     Claiborne County, MS PCR, Series C, 9.875% due 12/1/14 ............        3,412,134
       3,500,000   BBB-     Mississippi Business Finance Corp., MS PCR, (System
                               Energy Resource Inc. Project), 5.875% due 4/1/22 ...............        3,500,000
                                                                                                   -------------
                                                                                                       6,912,134
                                                                                                   -------------
Montana--2.2%
       4,530,000   NR       Montana State Board Investment Resource Recovery
                               Revenue, (Yellowstone Energy LP Project),
                               7.000% due 12/31/19 (b) ........................................        4,371,450
                                                                                                   -------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (Continued)
                                                                October 31, 1998
================================================================================

 Face
Amount            Rating                           Security                                            Value
================================================================================================================
New Hampshire--0.8%
   $   1,000,000   BBB-     New Hampshire Higher Educational & Health Facilities Authority
                               Revenue, New Hampshire College, 6.375% due 1/1/27 ..............    $   1,063,750
         500,000   BB-      New Hampshire State Business Finance Authority, PCR,
                               (Public Service Co.), Series D, 6.000% due 5/1/21 (b) ..........          510,000
                                                                                                   -------------
                                                                                                       1,573,750
                                                                                                   -------------
New Jersey--5.0%
       3,000,000   Baa2*    Camden County, NJ Improvement Authority Revenue, Health Care
                               Redevelopment Project, (Cooper Health), 5.875% due 2/15/15 .....        3,142,500
       2,200,000   NR       New Jersey Educational Facilities, Fairleigh Dickinson
                               University, Series C, 6.625% due 7/1/23 ........................        2,293,500
                            New Jersey Health Care Facilities:
       1,885,000   Ba1*        Palisades Medical Center, Finance Authority Revenue,
                                 7.600% due 7/1/21 ............................................        2,024,019
       1,000,000   NR          Raritan Bay Medical Center, 7.250% due 7/1/27 ..................        1,061,250
       1,500,000   B1*         Zurbrugg Memorial Hospital, Series C, 8.500% due 7/1/12 ........        1,490,625
                                                                                                   -------------
                                                                                                      10,011,894
                                                                                                   -------------
New Mexico--0.5%
         945,000   AAA      New Mexico Mortgage Finance Authority, Single-Family
                               Mortgage Program, Series B, FHA-Insured,
                               8.300% due 3/1/20 (b) ..........................................        1,044,225
                                                                                                   -------------
New York--4.4%
       1,640,000   NR       Monroe County, NY Industrial Development Agency Revenue,
                               (Empire Sports Project), Series A, 6.250% due 3/1/28 ...........        1,642,050
       1,500,000   NR       New York City, NY IDA, Civil Facility Revenue,
                               7.500% due 8/1/26 ..............................................        1,578,750
         400,000   A-1+     New York City, NY, Subseries A-7, 3.750% due 8/1/21 (d) ...........          400,000
       1,950,000   A-       New York State Energy, Research & Development Authority,
                               Electric Facility Revenue, LILCO, 7.150% due 12/1/20 (b) .......        2,137,688
       2,750,000   NR       Port Authority of NY & NJ, Special Obligation Revenue,
                               6.750% due 10/1/19 (b) .........................................        3,073,125
                                                                                                   -------------
                                                                                                       8,831,613
                                                                                                   -------------
North Carolina--4.1%
       1,750,000   A        Martin County, NC Industrial Facilities PCR,
                               6.800% due 5/1/24 (b) ..........................................        1,953,435
       2,300,000   Baa1*    North Carolina Eastern Municipal Power Agency,
                               Power Systems Revenue, Series B, 7.000% due 1/1/08 .............        2,722,625
       1,440,000   NR       North Carolina Medical Care Community Health Care Facilities,
                               First Mortgage, De Paul Community Facilities,
                               6.125% due 1/1/28 ..............................................        1,441,800
         800,000   Baa1*    North Carolina Medical Care Community Hospital Revenue,
                               Halifax Regional Medical Center, 5.000% due 8/15/24 ............          760,000
       1,310,000   A-       North Carolina Municipal Power Agency No. 1, Catawaba
                               Electric Revenue, 6.250% due 1/1/17 ............................        1,393,513
                                                                                                   -------------
                                                                                                       8,271,373
                                                                                                   -------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (Continued)
                                                                October 31, 1998
================================================================================

 Face
Amount            Rating                           Security                                            Value
================================================================================================================
Ohio--5.7%
                            Cleveland, OH Airport Special Revenue, (Continental Airlines
                               Inc. Project):
   $   1,000,000   NR            9.000% due 12/1/19 (b) .......................................    $   1,080,100
       2,000,000   Ba2*          5.375% due 9/15/27 (b) .......................................        1,902,500
       1,000,000   NR       Cuyahoga County, OH Health Care Facilities, Judson
                               Retirement Community, Series A, 7.250% due 11/15/18 ............        1,076,250
       3,000,000   BBB      Dayton, OH Special Facilities Revenue, Emergency Air Freight,
                               Series A, 5.625% due 2/1/18 ....................................         3,075,000
                            Montgomery County, OH Health Systems Revenue, Series B1:
         465,000   A2*         8.100% due 7/1/18 ..............................................          563,231
       1,035,000   Aaa*        8.100% due 7/1/18, (Pre-Refunded--Escrowed with U.S.
                                 government securities to 7/1/06 Call @ 102) ..................        1,323,506
       1,250,000   NR       Ohio State Solid Waste Revenue, 9.000% due 6/1/21 (b) .............        1,392,188
       1,000,000   Baa3*    Ohio Water Development Authority, PCR, Series A,
                               8.100% due 10/1/23 (b) .........................................        1,055,000
                                                                                                   -------------
                                                                                                      11,467,775
                                                                                                   -------------
Oklahoma--0.3%
       3,000,000   Aaa*     Oklahoma Housing Finance Agency, Single-Family Revenue,
                               Collateralized Mortgage, Series D-1, zero coupon bond
                               to yield 5.400% due 3/1/29 .....................................          596,250
                                                                                                   -------------
Pennsylvania--14.3%
       2,200,000   B+       Allegheny County, PA IDA, Special Facilities Revenue, Series B,
                               (U.S. Air Project), 8.500% due 3/1/21 (b) ......................        2,439,250
                            Beaver County, PA IDA, PCR:
       2,000,000   BB+         7.625% due 5/1/20 ..............................................        2,285,000
       2,500,000   BB+         7.625% due 5/1/25 ..............................................        2,856,250
       1,500,000   NR       Dauphin County, PA General Authority, Hotel & Conference
                               Center, Hyatt Regency, 6.200% due 1/1/29 .......................        1,481,250
       1,500,000   NR       Delaware County, PA IDA, First Mortgage, White Horse,
                               (Pre-Refunded--Escrowed with U.S. government securities
                               to 7/1/99 Call @ 103), 9.700% due 7/1/09 (e) ...................        1,608,000
       3,000,000   BBB+     Lebanon County, PA Samaritan House, Series B,
                               (Pre-Refunded--Escrowed with U.S. government securities
                               to 11/1/99 Call @ 102), 8.250% due 11/1/18 (e) .................        3,209,460
       2,500,000   A-       Luzerne County, PA IDA, 7.125% due 12/1/22 (b) ....................        2,762,500
         550,000   NR       Northumberland County, PA IDA Revenue, 6.875% due 2/1/03 ..........          562,216
       1,500,000   AA+      Pennsylvania HFA, Series C, 6.900% due 4/1/25 (b) .................        1,621,875
       1,920,000   BBB      Philadelphia, PA Gas Revenue, Series B,
                               6.400% due 11/15/16 ............................................        2,025,600
       1,000,000   NR       Philadelphia, PA IDR, Host Marriott,
                               7.750% due 12/1/17 (b) .........................................        1,115,000

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (Continued)
                                                                October 31, 1998
================================================================================

 Face
Amount            Rating                           Security                                            Value
================================================================================================================
Pennsylvania--14.3% (continued)
                            Scranton-Lackawanna, PA Health & Welfare Authority Revenue,
                               (Moses Taylor Hospital Project):
   $   1,905,000   BBB-          6.150% due 7/1/14 ............................................    $   2,038,350
       3,050,000   BBB-          6.250% due 7/1/20 ............................................        3,244,438
       1,250,000   AAA      Sharon, PA Regional Health Systems, (Project B),
                               6.875% due 12/1/22 .............................................        1,417,188
                                                                                                   -------------
                                                                                                      28,666,377
                                                                                                   -------------
South Carolina--2.0%
         860,000   NR       Florence County, SC IDR, 7.375% due 2/1/07 ........................          924,500
       2,500,000   BBB-     Greenville, SC Connector 2,000 Association Inc., SC Toll
                               Road Revenue, (Southern Connector Project), Series A,
                               5.375% due 1/1/38 ..............................................        2,350,000
         800,000   NR       McCormick County, SC COP, 9.750% due 7/1/09 .......................          810,352
                                                                                                   -------------
                                                                                                       4,084,852
                                                                                                   -------------
South Dakota--1.0%
                            Oglala Sioux Tribe, SD Pine Ridge County, Revenue Bonds:
          70,000   NR          7.000% due 7/1/99 ..............................................           70,460
       1,865,000   NR          7.500% due 7/1/13 ..............................................        1,911,625
                                                                                                   -------------
                                                                                                       1,982,085
                                                                                                   -------------
Tennessee--0.4%
         750,000   AAA      Knox County, TN Health, Education & Housing, FSA-Insured,
                               7.125% due 1/1/30 ..............................................          837,188
                                                                                                   -------------
Texas--9.4%
       1,350,000   BBB      Alliance, TX Airport Authority Inc., (Federal Express Corp.
                               Project), 6.375% due 4/1/21 (b) ................................        1,456,313
       2,000,000   BBB+     Brazos River, TX PCR, (Collateral-Texas Utilities Electric Co.,
                               Project A), 8.250% due 1/1/19 (b) ..............................        2,052,080
         835,000   A2*      El Paso, TX Housing Finance Corp., Single-Family
                               Mortgage Revenue, 8.750% due 10/1/11 ...........................          905,975
       2,000,000   B1*      El Paso, TX International Airport Revenue Bonds, (Marriott
                               Corp. Project), 7.750% due 3/1/12 ..............................        2,135,000
                            Houston, TX Airport Systems Revenue Special Facilities,
                               Continental Airlines Inc.:
       1,050,000   Ba1*          Series B, 6.125% due 7/15/27 (b) .............................        1,082,812
       3,000,000   Ba1*          Series C, 6.125% due 7/15/27 (b) .............................        3,093,750
       1,000,000   AAA      Matagorda County, TX Navigation District No. 1, PCR,
                               (Houston Lighting & Power Co. Project),
                               MBIA-Insured, 6.100% due 7/1/28 ................................        1,050,000
                            North Central, TX Health Facilities Development Project, Hospital
                               Revenue Bonds, Baylor Health Care Systems, Series B,
                               Variable Rate INFLOS:
       1,265,000   AA            7.940% due 5/15/08 (f) .......................................        1,389,919
         135,000   AA            7.940% due 5/15/08, (Pre-Refunded--Escrowed with
                                   U.S. government securities to 5/15/02 Call @ 102) (e)(f) ...          150,525

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (Continued)
                                                                October 31, 1998
================================================================================

 Face
Amount            Rating                           Security                                            Value
================================================================================================================
Texas--9.4% (continued)
                            Northgate Crossing, TX Municipals Utilities:
   $   1,000,000   NR          District 1, GO, 8.875% due 12/1/13 .............................   $    1,007,500
       1,000,000   NR          District 2, Special Tax, 8.875% due 12/1/13 ....................        1,007,500
       3,435,000   BB       Sam Rayburn, TX Municipal Power Supply System Revenue
                               Refunding, Series A, 6.250% due 10/1/17 ........................        3,486,525
                                                                                                   -------------
                                                                                                      18,817,899
                                                                                                   -------------
Utah--2.0%
       1,720,000   NR       Hurricane, UT Health Facilities Development Revenue,
                               (Mission Health Services Project), 10.500% due 7/1/20 ..........        1,881,250
       2,000,000   NR       Utah State Housing Finance Agency Revenue, Series A,
                               6.875% due 7/1/27 ..............................................        2,087,500
                                                                                                   -------------
                                                                                                       3,968,750
                                                                                                   -------------
Vermont--1.1%
       2,060,000   A1*      Vermont Housing Finance Agency, Home Mortgage, Series B,
                               8.100% due 6/1/22 (b) ..........................................        2,123,819
                                                                                                   -------------
West Virginia--0.6%
                            Marion County, WV Solid Waste Disposal Facilities Revenue,
                               Adirondack Recycling:
       1,056,146   NR            Series A, 8.000% due 12/1/25 .................................        1,056,146
         148,574   NR            Series B, 10.000% due 12/1/25 ................................          148,574
                                                                                                   -------------
                                                                                                       1,204,720
                                                                                                   -------------
Wisconsin--0.9%
       1,770,000   NR       Wisconsin State Health & Educational Facilities Authority
                               Revenue, Benchmark Health Care Green Bay,
                               7.750% due 5/1/27 ..............................................        1,854,075
                                                                                                   -------------
                            TOTAL INVESTMENTS--100%
                            (Cost--$188,226,807**) ............................................    $ 199,950,818
                                                                                                   =============

----------
(a) All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"), or those which are identified by a double dagger (++) are rated by Fitch IBCA, Inc. ("Fitch").

(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(c)   Security segregated by Custodian for open purchase commitments.

(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

(e) Pre-Refunded bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

(f) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 13 through 15 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                  Summary of Municipal Bonds by Combined Ratings
                                                                 October 31,1998
================================================================================

--------------------------------------------------------------------------------
                                    Standard &            Percent of
      Moody's         and/or          Poor's           Total Investments
--------------------------------------------------------------------------------
        Aaa                            AAA                   3.9%
        Aa                             AA                    2.6
         A                              A                    8.2
        Baa                            BBB                  28.4*
        Ba                             BB                   14.8
         B                              B                    4.1
        Caa                            CCC                   0.3
        NR                             NR                   37.7
                                                           -----
                                                           100.0%
                                                           =====
--------------------------------------------------------------------------------
*     0.8% was rated by Fitch IBCA, Inc.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                        Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B    -- Bonds rated "BB" and "B" are regarded, on balance, as
and CCC predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's  -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B,"
where 1 is the highest and 3 the lowest rating within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards.
            Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Bond Ratings (unaudited)(continued)
================================================================================

Baa      -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba       -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B        -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over many long period of time may be small.

Fitch    -- Rating may be modified by the addition of a plus (+) sign or minus
(-) to show relative standings with the major ratings categories.

BBB      -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
NR       -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

                                         Short-Term Security Ratings (unaudited)
================================================================================

A-1      -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                               Security Descriptions (unaudited)
================================================================================

ABAG          -- Association of Bay Area Governments
AIG           -- American International Guaranty
AMBAC         -- American Municipal Bond Assurance Corporation
BAN           -- Bond Anticipation Notes
BIG           -- Bond Investors Guaranty
CGIC          -- Capital Guaranty Insurance Company
CHFCLI        -- California Health Facility Construction Loan Insurance
CONNIE LEE    -- College Construction Loan Insurance Association
COP           -- Certificate of Participation
EDA           -- Economic Development Authority
ETM           -- Escrowed to Maturity
FGIC          -- Financial Guaranty Insurance Company
FHA           -- Federal Housing Administration
FHLMC         -- Federal Home Loan Mortgage Corporation
FLAIRS        -- Floating Adjustable Interest Rate Securities
FNMA          -- Federal National Mortgage Association
FRTC          -- Floating Rate Trust Certificates
FSA           -- Financing Security Assurance
GIC           -- Guaranteed Investment Contract
GNMA          -- Government National Mortgage Association
GO            -- General Obligation
HDC           -- Housing Development Corporation
HFA           -- Housing Finance Authority
IDA           -- Industrial Development Authority
IDB           -- Industrial Development Board
IDR           -- Industrial Development Revenue
INFLOS        -- Inverse Floaters
ISD           -- Independent School District
LOC           -- Letter of Credit
MBIA          -- Municipal Bond Investors Assurance Corporation
MVRICS        -- Municipal Variable Rate Inverse Coupon Security
PCR           -- Pollution Control Revenue
PSFG          -- Permanent School Fund Guaranty
RAN           -- Revenue Anticipation Notes
RIBS          -- Residual Interest Bonds
RITES         -- Residual Interest Tax-Exempt Securities
SYCC          -- Structured Yield Curve Certificate
TAN           -- Tax Anticipation Notes
TECP          -- Tax-Exempt Commercial Paper
TOB           -- Tender Option Bonds
TRAN          -- Tax and Revenue Anticipation Notes
VA            -- Veterans Administration
VRWE          -- Variable Rate Wednesday Demand

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Statement of Assets and Liabilities
                                                                October 31, 1998
================================================================================

ASSETS:
    Investments, at value (Cost--$188,226,807) ................   $ 199,950,818
    Cash ......................................................          97,825
    Interest receivable .......................................       4,378,348
    Receivable for securities sold ............................         245,109
                                                                  -------------
    Total Assets ..............................................     204,672,100
                                                                  -------------

LIABILITIES:
    Payable for securities purchased ..........................       6,456,817
    Investment advisory fees payable ..........................          67,565
    Administration fees payable ...............................          33,522
    Accrued expenses ..........................................         170,122
                                                                  -------------
    Total Liabilities .........................................       6,728,026
                                                                  -------------
Total Net Assets ..............................................   $ 197,944,074
                                                                  =============

NET ASSETS:
    Par value of capital shares ...............................   $     202,586
    Capital paid in excess of par value .......................     188,107,418
    Overdistributed net investment income .....................         (16,922)
    Accumulated net realized loss from security transactions ..      (2,073,019)
    Net unrealized appreciation of investments ................      11,724,011
                                                                  -------------
Total Net Assets ..............................................   $ 197,944,074
                                                                  =============
Shares Outstanding ............................................      20,258,640
                                                                  -------------
Net Asset Value ...............................................   $        9.77
                                                                  -------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                         Statement of Operations
                                             For the Year Ended October 31, 1998
================================================================================

INVESTMENT INCOME:
    Interest .................................................    $  13,432,644
                                                                  -------------
EXPENSES:
    Investment advisory fees (Note 3) ........................          786,802
    Administration fees (Note 3) .............................          393,401
    Shareholder communications ...............................          117,652
    Directors' fees ..........................................           42,883
    Audit and legal ..........................................           40,456
    Registration fees ........................................           24,333
    Shareholder and system servicing fees ....................           22,983
    Pricing service fees .....................................           14,960
    Custody ..................................................            9,835
    Other ....................................................            4,082
                                                                  -------------
    Total Expenses ...........................................        1,457,387
                                                                  -------------
Net Investment Income ........................................       11,975,257
                                                                  -------------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 4):
    Realized Gain From Security Transactions
    (excluding short-term securities):
        Proceeds from sales ..................................      112,979,742
        Cost of securities sold ..............................      111,510,580
                                                                  -------------
    Net Realized Gain ........................................        1,469,162
                                                                  -------------

    Change in Net Unrealized Appreciation of Investments:
        Beginning of year ....................................       12,531,523
        End of year ..........................................       11,724,011
                                                                  -------------
    Decrease in Net Unrealized Appreciation ..................         (807,512)
                                                                  -------------
Net Gain on Investments ......................................          661,650
                                                                  -------------
Increase in Net Assets From Operations .......................    $  12,636,907
                                                                  =============

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Statements of Changes in Net Assets
                                                 For the Years Ended October 31,
================================================================================

                                                      1998              1997
                                                      ----              ----
OPERATIONS:
    Net investment income ....................   $  11,975,257    $  12,082,608
    Net realized gain (loss) .................       1,469,162         (399,613)
    Increase (decrease) in net unrealized
      appreciation of investments ............        (807,512)       5,290,943
                                                 -------------    -------------
    Increase in Net Assets From Operations ...      12,636,907       16,973,938
                                                 -------------    -------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
    Net investment income ....................     (12,128,877)     (12,281,068)
    In excess of net investment income .......        (287,412)              --
                                                 -------------    -------------
    Decrease in Net Assets From
      Distributions to Shareholders ..........     (12,416,289)     (12,281,068)
                                                 -------------    -------------

FUND SHARE TRANSACTIONS (NOTE 5):
    Net asset value of shares issued for
      reinvestment of dividends ..............       3,590,163        2,136,996
                                                 -------------    -------------
    Increase in Net Assets From
      Fund Share Transactions ................       3,590,163        2,136,996
                                                 -------------    -------------
Increase in Net Assets .......................       3,810,781        6,829,866

NET ASSETS:
    Beginning of Year ........................     194,133,293      187,303,427
                                                 -------------    -------------
    End of Year* .............................   $ 197,944,074    $ 194,133,293
                                                 =============    =============

*Includes undistributed (overdistributed)
    net investment income of: ................   $     (16,922)   $     136,698
                                                 =============    =============

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                   Notes to Financial Statements
================================================================================

      1. Significant Accounting Policies

      Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment income amounting to $287,412 was reclassified to paid-in capital. Net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. MMC also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                       Notes to Financial Statements (continued)
================================================================================

       All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

       4. Investments

      During the year ended October 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $120,387,212
--------------------------------------------------------------------------------
Sales                                                               112,979,742
================================================================================

      At October 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $12,466,054
Gross unrealized depreciation                                          (742,043)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $11,724,011
================================================================================

      5. Capital Shares

      At October 31, 1998, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share.

      Capital stock transactions during the year were as follows:

                                      Year Ended              Year Ended
                                   October 31, 1998        October 31, 1997
                                  ------------------      -------------------
                                  Shares      Amount      Shares       Amount
================================================================================
Shares issued on reinvestment     373,334   $3,590,163    225,424    $2,136,996
================================================================================

      6. Capital Loss Carryforwards

      At October 31, 1998, the Fund had, for Federal income tax purposes, approximately $2,072,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                                  2002          2003         2004        2005
================================================================================
Carryforward Amounts           $1,197,000   $  270,000   $  205,000   $  400,000
================================================================================

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                            Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each year ended October 31:

                                                    1998             1997             1996             1995             1994
                                                    ----             ----             ----             ----             ----
Net Asset Value,
  Beginning of Year .....................   $       9.76     $       9.53     $       9.51     $       8.98     $       9.72
                                            ------------     ------------     ------------     ------------     ------------
Income (Loss) From Operations:
  Net investment income .................           0.60             0.61             0.63             0.64             0.65
  Net realized and unrealized gain (loss)           0.03             0.24               --             0.54            (0.72)
                                            ------------     ------------     ------------     ------------     ------------
Total Income (Loss) From Operations .....           0.63             0.85             0.63             1.18            (0.07)
                                            ------------     ------------     ------------     ------------     ------------
Less Distributions From:
  Net investment income .................          (0.61)           (0.62)           (0.61)           (0.65)           (0.65)
  In excess of net investment income ....          (0.01)              --               --               --               --
  Net realized gains ....................             --               --               --               --            (0.02)
                                            ------------     ------------     ------------     ------------     ------------
Total Distributions .....................          (0.62)           (0.62)           (0.61)           (0.65)           (0.67)
                                            ------------     ------------     ------------     ------------     ------------
Net Asset Value,
  End of Year ...........................   $       9.77     $       9.76     $       9.53     $       9.51     $       8.98
                                            ============     ============     ============     ============     ============
Total Return, Based on
  Market Value ..........................           9.34%           17.22%           10.22%           14.17%          (10.11)%
                                            ------------     ------------     ------------     ------------     ------------
Total Return, Based on
  Net Asset Value .......................           6.75%            9.41%            7.39%           14.00%           (0.54)%
                                            ------------     ------------     ------------     ------------     ------------
Net Assets,End of Year (000s) ...........   $    197,944     $    194,133     $    187,303     $    187,048     $    176,379
                                            ------------     ------------     ------------     ------------     ------------
Ratios to Average Net Assets:
   Expenses .............................           0.74%            0.74%            0.77%            0.84%            0.84%
   Net investment income ................           6.07             6.38             6.65             6.87             6.98

Portfolio Turnover Rate .................             57%              35%              17%              18%              17%

Market Value, End of Period .............   $     10.125     $      9.875     $      9.000     $      9.000     $      8.250

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                    Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Municipal High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Municipal High Income Fund Inc. as of October 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1994, were audited by other auditors whose report thereon, dated December 15, 1994, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian. As to securities sold or purchased but not delivered or received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Municipal High Income Fund Inc. as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended, in conformity with generally accepted accounting principles.


                                                  /s/ KPMG Peat Marwick LLP

New York, New York
December 8, 1998

[CLIP ART]                                       Municipal High Income Fund Inc.
                            Financial Data Per Share of Common Stock (unaudited)
================================================================================

 Record     Payable          NYSE         Net Asset     Dividend    Reinvestment
  Date       Date       Closing Price*     Value*         Paid          Price
 ------     -------      -------------     ------        -------       ------
11/25/96    11/29/96        $9.125          $9.57        $0.0510       $9.23
12/23/96    12/27/96         9.375           9.56         0.0520        9.30
 1/28/97     1/31/97         9.375           9.53         0.0520        9.44
 2/25/97     2/28/97         9.375           9.60         0.0520        9.37
 3/24/97     3/27/97         9.125           9.52         0.0520        9.27
 4/22/97     4/25/97         9.250           9.48         0.0520        9.32
 5/27/97     5/30/97         9.125           9.53         0.0520        9.47
 6/24/97     6/27/97         9.563           9.62         0.0520        9.43
 7/22/97     7/25/97         9.938           9.70         0.0520        9.51
 8/26/97     8/29/97         9.500           9.68         0.0520        9.49
 9/23/97     9/26/97         9.813           9.72         0.0520        9.53
10/28/97    10/31/97         9.625           9.74         0.0520        9.55
11/24/97    11/28/97         9.938           9.76         0.0520        9.56
12/22/97    12/26/97        10.000           9.83         0.0520        9.63
 1/27/98     1/30/98        10.125           9.85         0.0520        9.65
 2/24/98     2/27/98        10.063           9.86         0.0520        9.66
 3/24/98     3/27/98         9.813           9.83         0.0520        9.63
 4/21/98     4/24/98         9.563           9.80         0.0520        9.58
 5/26/98     5/29/98         9.375           9.80         0.0520        9.52
 6/23/98     6/26/98         9.750           9.83         0.0510        9.63
 7/28/98     7/31/98         9.750           9.80         0.0510        9.60
 8/25/98     8/28/98         9.875           9.81         0.0510        9.61
 9/22/98     9/25/98         9.813           9.83         0.0510        9.63
10/27/98    10/30/98        10.000           9.76         0.0510        9.57

*As of record date.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                     Quarterly Results of Operations (unaudited)
================================================================================

                                                                    Net Realized            Net Increase
                                                 Net               and Unrealized            (Decrease)
                     Investment               Investment            Gain (Loss)            in Net Assets
                       Income                   Income             on Investments          From Operations
                  -----------------       -----------------       -----------------       -----------------
Quarter                        Per                     Per                     Per                     Per
 Ended            Total       Share       Total       Share       Total       Share       Total       Share
 -----            -----       -----       -----       -----       -----       -----       -----       -----
 1/31/97       $3,457,602     $0.18    $3,095,243     $0.16      $591,922     $0.03    $3,687,165     $0.19
 4/30/97        3,361,023      0.17     3,011,000      0.15      (889,987)    (0.05)    2,121,013      0.10
 7/31/97        3,314,095      0.17     2,960,294      0.15     4,722,973      0.24     7,683,267      0.39
10/31/97        3,360,938      0.17     3,016,071      0.15       466,422      0.02     3,482,493      0.17
 1/31/98        3,350,456      0.17     2,981,194      0.15     2,552,783      0.13     5,533,977      0.28
 4/30/98        3,347,620      0.17     2,986,264      0.15    (1,600,055)    (0.08)    1,386,209      0.07
 7/31/98        3,383,910      0.17     3,016,338      0.15       186,317      0.01     3,202,655      0.16
10/31/98        3,350,658      0.17     2,991,461      0.15      (477,395)    (0.02)    2,514,066      0.12

[CLIP ART]                                       Municipal High Income Fund Inc.
                                          Dividend Reinvestment Plan (unaudited)
================================================================================

      The Fund's policy, which may be changed by the Fund's Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund's Common Stock. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by First Data as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data, as dividend-paying agent.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Common Stock is equal to or exceeds 98% of net asset value per share on the date of valuation, participants will be issued shares of Common Stock valued at the greater of (1) 98% of the net asset value most recently determined as provided under "Net Asset Value" or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to net asset value, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund's net assets will be proportionately diluted.

      If 98% of the net asset value per share of the Common Stock at the time of valuation exceeds the market price of Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds 98% of the net asset value per share of the Common Stock, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to 98% of the net asset value per share. In this case, the number of shares of Common Stock received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund

[CLIP ART]                                       Municipal High Income Fund Inc.
                              Dividend Reinvestment Plan (unaudited) (continued)
================================================================================

issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by First Data may exceed 98% of the net asset value per share of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at 98% of the net asset value per share. First Data will begin to purchase Common Stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data or the Fund on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc.,P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

      The Fund's Board of Directors recently approved an amendment to the Plan whereby changes to the Plan may be implemented upon 30 days notice to shareholders. This change is reflected in the description above.

                         ------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of October 31, 1998, the Fund has not repurchased any shares.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                     Tax Information (unaudited)
================================================================================

      For Federal tax purposes the Fund hereby designates for the fiscal year ended October 31, 1998:

      o 100.00% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                          Management of the Fund
================================================================================

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Lawrence T. McDermott
Vice President and
Investment Officer

Michael J. Maher
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

Mutual Management Corp.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

PNC Bank, N.A.
17th and Chestnut Street
Philadelphia, Pennsylvania 19103

                                   [CLIP ART]


This report is intended only for shareholders of Municipal High Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                         Municipal High Income Fund Inc.
                              388 Greenwich Street
                                New York, NY10013
                                 (212) 723-9218

                                  FD01049 12/98